Exhibit 10.1

FIRST AMENDMENT

TO REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Registration Rights Agreement dated October 25, 2010 (the “Agreement”) among AV HOMES, INC. (formerly known as Avatar Holdings Inc.) (the “Company”) and the undersigned shareholders of the Company (the “Majority Holders”) is entered into as of April 5, 2013. Capitalized terms used but not defined in this Amendment will have the definitions or meanings given to them in the Agreement.

RECITALS

A.	The Company is contemplating filing with the Securities and Exchange Commission a universal shelf registration statement on Form S-3 (the “Registration Statement”) covering the primary offering of securities by the Company from time to time.

B.	Pursuant to the Agreement, the Company granted to the Shareholders certain registration rights and other rights with respect to Registrable Securities beneficially owned by such Shareholders.

C.	The Company and the Majority Holders desire to amend the Agreement pursuant to Section 11(a) thereof in order to preserve for the Company maximum flexibility in meeting the Company’s financial and other needs in connection with offerings that may be undertaken by the Company under the Registration Statement.

AGREEMENT

Accordingly, the Company and the Majority Holders agree as follows:

1.	The Majority Holders hereby waive on behalf of all Shareholders, all rights of the Shareholders arising under, and the performance by the Company of any of its obligations pursuant to, the Agreement, in each case prior to the date hereof.

2.	The definition of “Commencement Date” in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

“Commencement Date” means the earlier of: (a) April 5, 2014 or (b) the date that is 180 days after the effective date of the first registration statement filed by the Company with the Securities and Exchange Commission on or after April 5, 2013.

3.	The parties agree that notwithstanding anything in the Agreement to the contrary, none of the rights of the Shareholders or obligations of the Company under Sections 1 through 8 of the Agreement shall take effect until the Commencement Date, as hereby amended, and the Company shall not be obligated to register any Registrable Securities until after such date.

4.	This Amendment is an amendment to the Agreement, and in the event of any inconsistency, the terms of this Amendment shall prevail. Except as expressly set forth herein, all of the remaining terms and conditions of the Agreement remain in full force and effect.

5.	This Amendment shall be governed and construed in accordance with the laws of the State of New York.

6.	The Majority Holders represent and warrant that they hold a majority of the Registrable Securities and constitute the “Majority Holders” as defined in the Agreement.

7.	This Amendment may be executed by facsimile signature and in multiple counterparts, each of which will be deemed an original, but all of which shall constitute one and the same agreement.

[Signature Page Follows]

This undersigned have duly executed and delivered this Amendment as of the date first set forth above.

COMPANY:

AV HOMES, INC.

By:	/s/ Dave M. Gomez

Name:	Dave M. Gomez
Title:	EVP & General Counsel

MAJORITY HOLDERS:

JEN I, L.P.

By:	Jen Partners, LLC, its manager

By:	/s/ Reuben S. Leibowitz

Name:	Reuben S. Leibowitz
Title:	Managing Member

JEN RESIDENTIAL LP

By:	Jen Partners, LLC, its manager

By:	/s/ Reuben S. Leibowitz

Name:	Reuben S. Leibowitz
Title:	Managing Member

[Signature Page to First Amendment to AV Homes Registration Rights Agreement]